UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported):  December 22, 2000



                        INTERGRAPH CORPORATION
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


                               Delaware
                     ----------------------------
                     (State or Other Jurisdiction
                           of Incorporation)

              0-9722                                   63-0573222
      ------------------------            ------------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)


               Intergraph Corporation
               Huntsville, Alabama                                35894-0001
       ----------------------------------------                   ----------
       (Address of Principal Executive Offices)                   (Zip Code)


                            (256) 730-2000
                          ------------------
                          (Telephone Number)



                        INTERGRAPH CORPORATION
                               FORM 8-K
                           December 22, 2000


Item 5: Other Events.

On December 22, 2000 a "Notice to Participants of Stock Bonus Plan Termination", attached hereto as Exhibit 99, will be distributed to the participants of the Intergraph Stock Bonus Plan, advising the participants of the following information:

On December 5, 2000, the Board of Directors of Intergraph Corporation resolved to terminate Intergraph's Stock Bonus Plan (the "Plan") effective for the plan year ending December 31, 2000, and to amend Intergraph's 401(k) Plan to permit Intergraph to make discretionary profit sharing contributions to the 401(k) Plan.

As part of the termination process Intergraph will apply to the Internal Revenue Service for a determination that the Plan will maintain its qualified status at termination. Upon the receipt of a favorable response from the IRS, each Plan participant will be entitled to receive a lump sum distribution of their account balance (subject to income tax liability and withholdings), or to perform a tax-free rollover of their account balance to an IRA or other qualified plan.

At December 5, 2000 there were 9,745 Plan participants with account balances in the Plan, and approximately 5,062,000 shares of Intergraph common stock had been allocated to the accounts of the Plan's participants. Intergraph believes that shares to be distributed from the Plan will be exempt from the registration requirements of the Securities Act of 1933, and may be subsequently transferred by the Plan participants without registration. However, Intergraph will request a "no action letter" from the Securities and Exchange Commission to confirm the availability of such an exemption.


Item 7: Exhibits.



99   Notice To Participants Of Stock Bonus Plan Termination




Forward Looking Statements


Any statement contained in this current report which is not a historical fact, or which might otherwise be considered an opinion or projection concerning Intergraph Corporation, whether express or implied, is meant as and should be considered a forward looking statement as that term is defined in the Private Securities Litigation Reform Act of 1996. Forward looking statements are based on assumptions and opinions concerning a variety of known and unknown risks, including but not necessarily limited to fluctuations in customer demand, acceptance of new products, changes in technology, product introductions by competitors, and general economic conditions, as well as other risks more completely described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Form 10-Q filings for the quarters ended March 31, June 30, and September 30, 2000. If any of these assumptions or opinions prove incorrect, any forward looking statements made on the basis of such assumptions or opinions may also prove materially incorrect in one or more respects.



INTERGRAPH CORPORATION SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



INTERGRAPH CORPORATION
----------------------
(Registrant)




By: /s/ David Vance Lucas
-------------------------
David Vance Lucas
Vice President and
General Counsel

Date:  December 22, 2000